Taxes	12 Months Ended
Dec. 31, 2013
Taxes

Note 12

Taxes

The components of income before (provision) benefit for income taxes are as follows:

	(dollars in millions)
Years Ended December 31,	2013	2012	2011
Domestic	$28,833	$9,316	$9,724
Foreign	444	581	759

Total	$29,277	$9,897	$10,483

The components of the provision (benefit) for income taxes are as follows:

	(dollars in millions)
Years Ended December 31,	2013	2012	2011
Current
Federal	$(197)	$223	$193
Foreign	(59)	(45)	25
State and Local	201	114	290

Total	(55)	292	508

Deferred
Federal	5,060	(559)	270
Foreign	8	10	(38)
State and Local	717	(403)	(455)

Total	5,785	(952)	(223)

Total income tax provision (benefit)	$5,730	$(660)	$285

The following table shows the principal reasons for the difference between the effective income tax rate and the statutory federal income tax rate:

Years Ended December 31,	2013	2012	2011
Statutory federal income tax rate	35.0%	35.0%	35.0%
State and local income tax rate, net of federal tax benefits	2.1	(1.9)	(1.0)
Affordable housing credit	(0.6)	(1.9)	(1.8)
Employee benefits including ESOP dividend	(0.4)	(1.1)	(1.4)
Equity in earnings from unconsolidated businesses	(0.3)	(1.4)	(1.9)
Noncontrolling interests	(14.3)	(33.7)	(23.0)
Other, net	(1.9)	(1.7)	(3.2)

Effective income tax rate	19.6%	(6.7)%	2.7%

The effective income tax rate for 2013 was 19.6% compared to (6.7)% for 2012. The increase in the effective income tax rate and provision for income taxes was primarily due to higher income before income taxes as a result of severance, pension and benefit credits recorded during 2013 compared to lower income before income taxes as a result of severance, pension and benefit charges as well as early debt redemption costs recorded during 2012.

The effective income tax rate for 2012 was (6.7)% compared to 2.7% for 2011. The negative effective income tax rate for 2012 and the decrease in the provision for income taxes during 2012 compared to 2011 was primarily due to lower income before income taxes as a result of higher severance, pension and benefit charges as well as early debt redemption costs recorded during 2012.

The amounts of cash taxes paid are as follows:

	(dollars in millions)
Years Ended December 31,	2013	2012	2011
Income taxes, net of amounts refunded	$422	$351	$762
Employment taxes	1,282	1,308	1,328
Property and other taxes	2,082	1,727	1,883

Total	$3,786	$3,386	$3,973

Deferred taxes arise because of differences in the book and tax bases of certain assets and liabilities. Significant components of deferred tax assets and liabilities are as follows:

	(dollars in millions)
At December 31,	2013	2012
Employee benefits	$10,242	$13,644
Tax loss and credit carry forwards	2,747	4,819
Uncollectible accounts receivable	213	206
Other - assets	959	1,050

	14,161	19,719
Valuation allowances	(1,596)	(2,041)

Deferred tax assets	12,565	17,678

Former MCI intercompany accounts receivable basis difference	1,121	1,275
Depreciation	14,030	13,953
Leasing activity	997	1,208
Wireless joint venture including wireless licenses	23,032	22,171
Other - liabilities	1,470	1,320

Deferred tax liabilities	40,650	39,927

Net deferred tax liability	$28,085	$22,249

At December 31, 2013, undistributed earnings of our foreign subsidiaries indefinitely invested outside the U.S. amounted to approximately $2.1 billion. The majority of Verizon’s cash flow is generated from domestic operations and we are not dependent on foreign cash or earnings to meet our funding requirements, nor do we intend to repatriate these undistributed foreign earnings to fund U.S. operations. Furthermore, a portion of these undistributed earnings represent amounts that legally must be kept in reserve in accordance with certain foreign jurisdictional requirements and are unavailable for distribution or repatriation. As a result, we have not provided U.S. deferred taxes on these undistributed earnings because we intend that they will remain indefinitely reinvested outside of the U.S. and therefore unavailable for use in funding U.S. operations. Determination of the amount of unrecognized deferred taxes related to these undistributed earnings is not practicable.

At December 31, 2013, we had net after-tax loss and credit carry forwards for income tax purposes of approximately $2.7 billion. Of these net after-tax loss and credit carry forwards, approximately $2.1 billion will expire between 2014 and 2033 and approximately $0.6 billion may be carried forward indefinitely. The amount of net after-tax loss and credit carry forwards reflected as a deferred tax asset above has been reduced by approximately $0.1 billion at December 31, 2012 due to federal and state tax law limitations on utilization of net operating losses.

During 2013, the valuation allowance decreased approximately $0.4 billion. The balance of the valuation allowance at December 31, 2013 and the 2013 activity is primarily related to state and foreign tax losses and credit carry forwards.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending balance of unrecognized tax benefits is as follows:

		(dollars in millions)
	2013	2012	2011
Balance at January 1,	$2,943	$3,078	$3,242
Additions based on tax positions related to the current year	116	131	111
Additions for tax positions of prior years	250	92	456
Reductions for tax positions of prior years	(801)	(415)	(644)
Settlements	(210)	100	(56)
Lapses of statutes of limitations	(168)	(43)	(31)

Balance at December 31,	$2,130	$2,943	$3,078

Included in the total unrecognized tax benefits at December 31, 2013, 2012 and 2011 is $1.4 billion, $2.1 billion and $2.2 billion, respectively, that if recognized, would favorably affect the effective income tax rate.

We recognized the following net after-tax benefits related to interest and penalties in the provision for income taxes:

Years Ended December 31,	(dollars in millions)
2013	$33
2012	82
2011	60

The after-tax accruals for the payment of interest and penalties in the consolidated balance sheets are as follows:

At December 31,	(dollars in millions)
2013	$274
2012	386

The decrease in unrecognized tax benefits was primarily due to the resolution of issues with the Internal Revenue Services (IRS) involving tax years 2004 through 2006, as well as the resolution of tax controversies in Canada and Italy.

Verizon and/or its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state, local and foreign jurisdictions. As a large taxpayer, we are under audit by the IRS and multiple state and foreign jurisdictions for various open tax years. The IRS is currently examining the Company’s U.S. income tax returns for tax years 2007-2009 and Cellco Partnership’s U.S. income tax returns for tax years 2010-2011. Significant tax examinations and litigation are ongoing in New York City for tax years as early as 2000. The amount of the liability for unrecognized tax benefits will change in the next twelve months due to the expiration of the statute of limitations in various jurisdictions and it is reasonably possible that various current tax examinations will conclude or require reevaluations of the Company’s tax positions during this period. An estimate of the range of the possible change cannot be made until these tax matters are further developed or resolved.